PROVISIONS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2020
PROVISIONS AND CONTINGENT LIABILITIES
PROVISIONS AND CONTINGENT LIABILITIES

NOTE 32 - PROVISIONS AND CONTINGENT LIABILITIES

The company and its subsidiaries are parties to several lawsuits in progress within the judiciary authority, mainly in the labor and civil spheres, which are at various stages of the legal process.

32.1 - Provisions

The company and its subsidiaries set up provisions in an amount sufficient to cover losses considered probable and for which a reliable estimate can be made in the following amounts:

	12/31/2020	12/31/2019
Current
Civil	1,719,597	1,030,288
Labor	2,965	1,200
	1,722,562	1,031,488
Non-current
Civil	21,775,547	22,104,428
Labor	2,079,618	1,774,297
Tax	252,913	336,213
	24,108,078	24,214,938
Total	25,830,640	25,246,426

These provisions had in the year ending December 31, 2020, the following evolution:

Balance as of December 31, 2019	25,246,426
Establishment of provisions	4,897,638
Reversal of provisions	(1,213,524)
Monetary correction	872,880
Judicial deposits	(677,714)
Write-offs	(47,484)
Payments	(3,247,582)
Balance as of December 31, 2020	25,830,640

The change in the establishment of provisions in the Company and in the subsidiary is related to the revision of estimates due to the evolution of decisions in the execution and settlement phase of the lawsuits, mostly related to civil cases referring to the compulsory loan.

Eletrobras made payments in the year ending December 31, 2020 related to judicial executions involving the compulsory loan, which totaled R $ 3,125,215.

Summary of the main processes:

32.1.1 - Civil

As of December 31, 2020, the company and its subsidiaries have civil lawsuits of R$ 23,495,144 (R$ 23,134,716 as of December 31, 2019), this being the probable estimate of outflow of funds to settle these proceedings.

Civil lawsuits mainly discuss the claim for monetary correction on the compulsory loan, lawsuits arising from payments, fines and charges for alleged delays and defaults, collective actions for putative securities, and civil lawsuits related to the consumption relationship, related to moral and material damages arising mainly from irregularities in the measurement of consumption and undue charges according to the main processes described below:

•	Compulsory Loan

The compulsory loan on the consumption of electricity, instituted by Law 4,156 / 1962, aimed to generate the required resources for the expansion of the Brazilian electricity sector, and was abolished by Law 7,181, of December 20, 1983, which set the date of 31 December 1993 as the final collection deadline.

There is a significant judicial litigation involving the company, in which the largest number of lawsuits seeks to challenge the criteria for monetary restatement of the compulsory loan book-entry credits on electricity consumption, which were determined by the legislation governing the compulsory loan and applied by the company, as well as the application of inflationary adjustments arising from economic plans implemented in Brazil. As of December 31, 2020, the Company had 3,624 lawsuits related to this topic provisioned.

The Company believes it satisfied its obligations relating to the compulsory loan involved in judicial disputes through the issuance of preferred shares at shareholders`meetings on April 20, 1988, April 26, 1990, April 28, 2005 and April 30, 2008, respectively.

The divergence about the merits for monetary restatement of the referred credits was referred to the STJ, and the question of merit was decided by that court, through repetitive appeals embodied in Special Appeal 1,003,955 / RS and Special Appeal 1,028,592 / RS and Embargoes of Divergence in Special Appeal 826.809 / RS. After the judgment and publication of the decision,  , future legal proceedings that involve the same and/or similar issues should follow the same legal conclusions.

However, the matter is currently the subject of appeals before the Federal Supreme Court - STF, which are pending judgment.

Despite the fact that the matter was submitted to the STF, in view of the precedents of the STJ, the motions have taken their normal course and, consequently, there have been several rulings to the payment of differences in monetary correction and interest rates of 6% per year, the latter reflecting differences in monetary correction. As a result of the same and expert reports and judicial accounting issued to the detriment of the company, Eletrobras has been the target of lawsuits, and there is disagreement with the plaintiffs as to how to determine the amount due, especially with regard to the application of the 6% remunerative interest, for example, after the General Meeting that decided the conversion of these credits into shares and the five-year term for the collection of said interest. The Company considers the application of the interest rate of 6% after the shareholders`meeting as a possible loss.

Eletrobras, in the scope of these processes, has recorded provisions related to: (i) difference in the base value resulting from the monetary restatement criteria, (ii) compensatory interest (6% interest rate applied until the date of the shareholders ‘meeting).; and (iii) application of default interest (substantially the SELIC rate).

	12/31/2020	12/31/2019
Main	5,860,592	6,128,374
Compensatory interest	1,875,942	1,714,617
Default interest	9,444,919	9,718,620
Other funds	271,716	—
	17,453,169	17,561,611

•	Time lapse for the application of compensatory interest

The most relevant controversy of the lawsuits that discuss the monetary restatement of reserve requirements is related to the continued application of compensatory interest reflecting 6% per year, after the General Meeting of conversion. In accordance with the current precedent of the STJ (repetitive appeals Special Appeal 1,003,955 / RS and Embargoes of Divergence in Special Appeal 826,809 / RS), the compensatory interest of 6% per year should cease on the date of the General Conversion Meeting, subject to a five-year limitations period. The Company considers the application of this compensatory interest as possible loss, after the shareholders’meeting.

The difference in monetary restatement determined on the date of the General Shareholders’ Meeting for conversion (if any), as it is a judicial discussion, will now be subject to the charges of judicial debts, that is, IPCA-E until the beginning of the application of the  SELIC rate (Brazilian interest rate defined by the Central Bank), which is applied to the loan principal and any compensatory interest reflected from later of the date of the shareholders' meeting on which the conversion occurred or the date of the summons. The Company, except for a specific judicial decision, adopts this understanding.

Through the divergence embargo in Special Appeal number 790.288 / PR, by the STJ, on June 12, 2019, the plaintiffs obtained a favorable decision, by a vote of 5 ministers, out of a total of 9 voting ministers, in the specific process, to have the incidence of compensatory interest of 6% per year, applied from the 143rd Extraordinary General Meeting, of June 30, 2005, until the effective payment, accruing at the SELIC rate. Following this decision, the Company filed a motion for clarification, explaining the impossibility of accruing interest rate (6%) cumulative to the SELIC rate and also arguing that the above mentioned judgment, unfavorable to Eletrobras, does not have the effect of a repetitive appeal, under the terms of article 1,036 of the Civil Procedure Code, for that reason, it has no binding effect for other legal proceedings in respect of the same subject, and is contrary to the precedent arising from Special Appeal 1,003,955 / RS and Embargoes of Divergence in Special Appeal 826,809 / RS. These last two appeals, which are those adopted by Eletrobras to estimate its provision, were judged by the STJ as repetitive appeals, of general repercussion, and, therefore, must be considered for the other lawsuits that deal with this specific issue, according to the Brazilian legislation. Therefore, Eletrobras considers that the interest rate of 6% should cease at the date of the shareholders ‘meeting’.

By December 31, 2020, the appeal filed by Eletrobras had 4 votes in favor and 3 against, pending decision by 2 ministers of the STJ.

In this context, we identified that, in subsequent judgments, in other legal proceedings on the same subject, the understanding of the restriction on the application of 6% compensatory interest until the date of the meeting was maintained, which confirmed the company's understanding mentioned above (Special Appeal No. 1,818,653 / RS, Special Appeal No. 1,804,433 / RS, Motion for Clarification in Special Appeal No. 1,659,030 / RS, Internal Appeal in Special Appeal No. 785,344 / PR (judgment), Motion for Appeal in Special Appeal No. 1,702,937 / RS and Motion for Clarification in the Appeal in Special Appeal No. 866,941 / PR, under the terms of the preceding Special Appeal No. 1,003,955 / RS).

Therefore, the  aforementioned process No. 790.288 / PR, which had an unfavorable decision for Eletrobras, and whose decision on the appeal is pending, is not decisive to influence the estimate made by the company's management regarding the provision, now recognized in this intermediary financial information, and will be object of appeal by the company.

•	Inclusion of compulsory credits not foreseen in the initial demand

Regarding the discussion on the enforcement of credits not mentioned in the initial petition, in December 2020, we had an unfavorable decision in connection with legal proceeding No. 0023102-98.1990.8.19.0001, which is pending our appeal. This legal proceeding was commenced in 1990, prior to the third and fourth Conversion Meetings. Although the court of first instance ratified an expert report that indicates an amount due of R$1.4 billion (which may reach R$1.8 billion considering the monetary restatement and the application of the fine and fees claimed by the plaintiffs), we have calculated an amount due of R$227 million and believe our calculation is correct in our opinion, the difference between the amounts charged by the plaintiffs and those identified by us is related to a series of defects contained in the expert report, which was approved by the lower court, including in particular the inclusion of credits that were not addressed in the initial petition. Some of these credits not included are credits of branches and merged companies and credits arising from the third Conversion Meeting, which took place in 2005, almost 10 years after the decision was pronounced on the original demand of the case. In addition, this decision did not follow the precedent established by repetitive Special Appeal No. 1,003,955/RS as it failed to apply the limitation period to the interest provisions and improperly applied a default interest rate of 12% per year. On appeal, we obtained a favorable preliminary decision to suspend compliance with the decision that ordered payment of the approved amount. However, as this is a monocratic decision that did not deal properly with the merits of the amounts due, we classified the risk of loss associated with this proceeding as probable, we recorded an additional operating provision of R$1.6 billion in the fourth quarter of 2020, bringing our total operating provisions in respect of compulsory loans to approximately R$17.4 billion as of December 31, 2020, as noted above. Notwithstanding the provision, we expect that, in the future, when judging the merits of the appeal, the decision related to the expert report may be amended.

Other rulings, such as in the Internal Appeal in the EDcl in the EDv in the Divergence Embargoes in Special Appeal No. 799.113-SC, already understood that the branches of companies do not have the legitimacy to execute a court order referring to the difference in monetary correction of the compulsory loan rendered in favor of the Company, as it had not participated in the knowledge process. However, if there are cases similar to the Gerdau case mentioned above, the company may have to adjust its provision to amounts that may be relevant.

It is important to note that all the values mentioned in this note, including the values including compulsory obligations, constitute an estimate and will always depend on precise impact assessments when they occur and if they occur.

Eletronorte

•	Compensation - Sul América Companhia Nacional de Seguros

This is the reimbursement of amounts to Sul América due to the payment made to Albrás Alumínio Brasileiro SA for the claim suffered as a result of the interruption of the electricity supply. At the Special Appeal, Eletronorte was condemned to the totality of the obligation. This decision was opposed to a motion for clarification, which is pending judgment. The balance of the provision on December 31, 2020 amounts to R$ 390,000 (R$ 363,412 on December 31, 2019).

On January 21, 2021, the Board of Directors of Eletronorte approved a judicial agreement to close this lawsuit through the payment of R$ 390,000.

•	Expropriation action - HPP Balbina

Expropriations filed by Eletronorte in order to indemnify the owners of the areas affected by the formation of the reservoir of Balbina Hydroelectric Power Plant (AM). Most of the cases are in the process of being fulfilled. There is discussion about the legitimacy of the titles presented by the expropriated, and the Federal Public Ministry even filed a Public Civil Action challenging these titles. The provision set up for this claim as of December 31, 2020 is for R$ 271,855 (R$ 265,979 as of December 31, 2019).

Chesf

•	Partial nullity of additive (Analytical price correction factor K)

Chesf is the author of a lawsuit in which it asks for the declaration of partial nullity of an additive (Factor K of analytical price correction) to the civil works contract of Usina Hidrelétrica Xingó, signed with the consortium formed by the Brazilian Company of Projects and Works - CBPO, Construções e Comércio and Mendes Júnior Engenharia SA - CONSTRAN SA (defendants in this process) and the return of amounts paid, as a Factor K, in the amount of approximately R$ 350,000 (values of that time, converted into reais), in double. The defendants, in addition to contesting the deed, pleaded the condemnation of Chesf to comply with payments resulting from the same contractual amendment, not timely settled by the company (partial disallowance of Factor K between July 1990 and December 1993, and full suspension of the payment of Factor K , from January 1994 to January 1996).

After the proceedings in ordinary courts, Chesf's action was dismissed and the defendants' counterclaim was upheld, both decisions handed down by the Pernambuco Court of Justice - TJPE.

The lawsuit is pending before the STJ due to an appeal by Chesf. In August 2010, it was dismissed by majority, which was subsequently the subject of the first Motion for Clarification by all parties, now already judged (those of Chesf declared unfounded; partially upheld, in terms of succumbency fees, those presented by the plaintiffs), and also the second Embargoes of Declaration of all parties, equally judged now and again were appelaed by Embargoes of Declaration by Chesf, which were rejected with a fine of 0.01% of the value of the case. Subsequently, Chesf, within the legal term filed an Appeal for Divergence and Extraordinary Appeal: the Embargoes for Divergence, due to their specific peculiarities, depend on the assessment in part by the Special Court and in part by the first section, both of the same STJ - before the Special Court of the STJ there was an dismissed judgment in February 2016, and currently the same Embargoes of Divergence are awaiting consideration by the STJ; filed at the same time but destined for the STF, it will only be considered in due time after the end of the appreciation of the Divergence Embargoes in all its internal instances of the STJ.

On the other hand, the “Provisional compliance with judgment” procedure is being processed in first instance, proposed by the same parties opposed to Chesf in the case, where:

•

The court approved the calculation of the judicial accountant (although applying updating criteria that are clearly wrong for the case) fixing (provisionally) the amount of the principal sentence (for April 2015) at approximately R$ 1,035 million;

•	There was a presentation by Chesf of a “guarantee insurance” originally accepted by the prosecuting court, but, in appeal, refused by the TJPE;
•	Up to December 2016, Chesf's bank financial assets were embargoed for approximately R$ 500 million; and
•	Chesf filed appeals and complaints pending consideration by the TJPE.

In December 2016, due to a new appeal filed by Chesf pending before the STJ and referring to that same ordinary process (liquidation action), a decision was ruled that results in the extinction / suspension of the liquidation action and the provisional enforcement action (being this originated from the liquidation action), consequently releasing in full, in favor of Chesf, the entire amount hitherto blocked / pledged. The final judgment was initiated with a single vote against Chesf (the judgment was subsequently suspended).

Chesf updated the provision in the amount of R$ 1,500,395 (R$ 1,287,047 as of December 31, 2019) and additionally R$ 151,235 (R $ 128,805 as of December 31, 2019) in relation to the amount of the sentence in succumbence fees in favor of the patrons of the parties adverse to Chesf. Taking especially as a reference, the decision manifested by the TJPE regarding the liquidation action, currently in progress before the STJ, is awaiting process and judgment with attribution of suspensive effect on the appeal as mentioned above, and the values around which there is a conviction of unawareness / inapplication to the case. There is no time forecast for the outcome of this dispute.

•	GSF - Hydrological risk

The GSF is a systemic index that indicates the amount of energy generated by all hydraulic plants participating in the Energy Relocation Mechanism (MRE) of the National Interconnected System (SIN) in relation to the total physical guarantee of the MRE. In July 2015, Chesf was charged under the rules adopted by the CCEE, to apportion the default value of other agents due to GSF exposure, even though it did not cause the problem. Chesf then called the judicial sphere and obtained, through an injunction, the neutrality of the effects of the apportionment of injunctions of other agents and of GSF, less than 95% of the accounts in the Short Term Market - MCP.

Since then, regardless of the amount of GSF that occurred in that period, Chesf has been perceiving, in the amounts recorded by MCP, a “credit” arising from the effects of the injunction granted. The amounts correspond to the remaining of the non-quota plants, under the scope of the MRE, namely: the Sobradinho Plant and a portion of energy not allocated to the quota regime of the other Chesf plants. Considering that the hydrological risks for non-quota plants, according to current legislation, are attributed to hydraulic generators, Chesf believes that the effects of the injunction can be temporarily lifted, with the immediate consequence of “returning”, via accounting in the MCP, of the amounts perceived in settlements, since 2015, when the preliminary injunction was issued. Therefore, the company has been provisioning the amounts that are being credited monthly to Chesf on settlement at CCEE resulting from the GSF limitation imposed by the abovementioned injunction.

Replies were made to ANEEL 's and the Federal Union's contests, as well as to the interlocutory appeal filed by the Federal Union, against which Chesf filed in July 2019. In October 2019, the active suspensive effect was granted in favor of the Federal Union. In November 2019, Chesf filed a motion for clarification, which provision was denied, confirming, however, that the effects of the decision would not be retroactive. In December 2019, Chesf filed an internal appeal. In first degree, the migration of the process to the Electronic Judicial Process (PJe) was determined, with the same conclusion for the sentence. Chesf has a provision in its noncurrent liabilities to support eventual losses, in the amount of R$ 1,446,623 (R$ 1,084,386 as of December 31, 2019).

32.1.2 - Taxes

As of December 31, 2020, the company and its subsidiaries have tax lawsuits of R$ 252,913 (R$ 336,213 as of December 31, 2019), which is the probable estimate of resources needed to settle these proceedings.

Tax lawsuits mainly discuss PIS and COFINS offsets, collection of undue social security contributions, assessments for the extemporaneous bookkeeping of ICMS credits, requirements for ICMS credit reversal on energy losses, use of ICMS credit due to CCC subsidies, in addition to various tax foreclosures and processes in which consumers seek reimbursement of paid public lighting fees.

32.1.3 - Labor

As of December 31, 2020, the company and its subsidiaries have labor lawsuits of R$ 2,082,583 (R$ 1,775,497 as of December 31, 2019), which is the probable estimate of disbursement of funds needed to settle these proceedings.

Labor proceedings are mainly composed by lawsuits brought by staff employees of companies providing services, linked to issues related to labor and employment relations.

32.2 - Contingent Liabilities

Additionally, the company has lawsuits assessed as possible losses in the following amounts:

	12/31/2020	12/31/2019
Civil	34,839,649	31,817,331
Labor	4,500,051	5,900,822
Tax	8,818,294	12,131,337
	48,157,994	49,849,490

32.2.1 - Civil

As of December 31, 2020, the company and its subsidiaries have civil lawsuits of R$  34,839,649 ( $ 31,817,331 as of December 31, 2019), the likelihood of loss being possible, but where no provision is made.

•	Compulsory loan - Application of compensatory interests after the conversion meeting

Despite favorable results for us in certain repetitive appeals (recursos repetivivos), there have also been unfavorable decisions, such as the Motion for Reconsideration by the STJ in the Special Appeal No. 790.288/PR, on June 12, 2019 (“June 2019 STJ Decision”). In this proceeding, the plaintiffs obtained a favorable decision from five ministers, out of a total of nine voting ministers, which stated that the compensatory interest of 6% per year should be applied from the 143rd Extraordinary General Meeting held on June 30, 2005 until the effective payment, accruing at the SELIC rate. Following this decision, we filed a motion for clarification, explaining the legal and practical challenges of accruing interest at the SELIC rate and also arguing that this unfavorable judgment does not have the effect of a repetitive appeal, under the terms of article No. 1,036 of the Civil Procedure Code; for that reason, we argued that it has no binding effect for other legal proceedings in respect of the same subject, and is contrary to the precedent (Special Appeal No. 1,003,955/RS and the Motion for Reconsideration in the Special Appeal No. 826,809/RS). By December 31, 2020, the appeal filed by us had four votes in favor and three against, pending decision by two ministers of the STJ. As of the date of this annual report, these proceedings have been suspended with no fixed resumption date.

Based on the information currently available, we do not believe that the June 2019 STJ Decision (which we are currently appealing) warrants any revision to estimates by our management regarding the appropriate provision for litigation concerning compulsory loan book-entry credits, as now recognized in our consolidated financial statements. Among other reasons, we identified that, the following judgments in other legal proceedings on the same legal issues have confirmed our understanding that the additional 6% compensatory interest applies only until the date of the relevant Conversion Meeting: Special Appeal No. 1,818,653/RS, Special Appeal No. 1,804,433/RS, Motion for Clarification in the Special Appeal No. 1,659,030/RS, Internal Appeal in the Special Appeal No. 785,344/PR (judgment), Motion for Clarification in Special Appeal No. 1,702,937/RS, Motion for Clarification in the Special Appeal No. 866,941/PR, under the terms of the preceding Special Appeal No. 1,003,955/RS, Motion for Reconsideration Due to a Decision (Embargos de Divergência) in Special Appeal No. 1,709,573/RS, and Motion for Reconsideration Due to a Decision (Embargos de Divergência) in Special Appeal No. 1,859,551/PR.

However, if our appeal is unsuccessful and the STJ’s reasoning in June 2019 STJ Decision is applied in other cases, specifically with regard to the continued application of compensatory interest of 6% per year, even after the relevant Conversion Meeting, we may need to significantly increase our provision of the disputes currently recorded as of the date of this annual report. We estimate, based on the information currently available, that this increase may be approximately R$ 11,458 million (currently classified as possible risk of loss).

We have not recorded any provision for any portion of this amount because, in our opinion, the likelihood of loss associated with the relevant claims remains possible, rather than probable. Our assessment of the pending litigation and our exposure thereto is necessarily ongoing in nature, however, and may change over time in response to new developments with respect to the likelihood of loss, the magnitude of potential loss, or both.

Eletronorte

•	Collections by the National Consortium of Engineers Consultores SA - CNEC for monetary correction and interest for late payment

Collection lawsuit filed by CNEC, aiming to receive monetary restatement and interest for late payment of invoices, due to disproportionate monetary correction to the real value of the currency, for the suppression and use of indices divorced from contractual reality. Eletronorte maintains that the parties resolve all of their pending matters by signing the "Debt Recognition, Consolidation and Payment Agreement and other covenants", and that the claimed right is prescribed and settled. As of December 31, 2020, the updated amount of the claim is R$ 529,833, as the expert calculations determined the amount of R$ 529,833 (R$ 503,653 as of December 31, 2019).

•	Action for damages - MAVI Engenharia e Construções

The lawsuit deals with contractual rescission combined with obligations to do and not to do, with request for urgent relief, proposed by MAVI Engenharia e Construções Ltda., against the Green Line Transmissora de Energia S/A, in the amount of R$ 246,634 (R $ 275,972 on December 31, 2019).

CGT Eletrosul

•	Collection of obligations arising from loans - Banco KfW

This process deals with the collection by the bank KfW of the obligations arising from loans to granted to the company, which was considered as guarantor of the referred loan. The collection includes overdued amortizations (accounted for contractual fines), overdued loan interests, overdued interest on overdued amortizations and damages. These collections refer to guarantees for 4 contracts of Usina Termelétrica Winimport SA

The company does not recognize the validity of the guarantees granted, given the non-compliance with corporate governance rules provided in the Bylaws of the then CGTEE (currently called CGT Eletrosul) and violation of Brazilian legislation, which in turn prohibits the granting of guarantees by indirect administration entities, except when provided by financial institutions (art. 96 of Federal Decree nº 93.872 / 86).

In 2016, a condemnatory sentence was handed down, in favor of KfW, in the estimated equivalent amount of EUR 74,330. In the same year, the company filed an appeal.

In second instance, after hearings, the Regional Superior Court of Germany decided to obtain the opinion of an expert on Brazilian legislation, in particular of Decree 93.872 / 1986 and the need for the consent of the Board of Directors for such encumbrance, as determined by Law 6,404 / 1976. Currently, the process is in the stage of manifestation of the parties in view of the points subject to expert evidence. There is still no decision at second instance.

The company maintains the amount of R$ 648,719 classified as civil contingencies of possible risk.

Chesf

•	Environmental damage - Association of Fishermen of the Cabeço and Saramém Village

Public civil action filed against the company by the Community Association of Povoado do Cabeço e Adjacências, in the amount of R$ 368,548, with the objective of obtaining financial compensation due to alleged environmental damages caused to fishermen in Cabeço, downstream of HPP Xingó,caused for the construction of this plant.

The Brazilian Institute for the Environment and Renewable Natural Resources - IBAMA, IMA-AL, the Bahia Regional Administration Council - CRA-BA, the Federal Union and Adema-SE were included in the passive pole of the action. On the other hand, a public civil action filed against Chesf by the Associação de Pescado do Povoado Cabeço e Saramém was also in progress, to which the amount of R$ 309,114 was attributed for the same purposes as the demand previously mentioned. In April 2008, a sentence was passed recognizing the Federal Court's competence to process and judge the deed. In February 2009, the two lawsuits were considered to be procedurally related and started to be processed together. The two expert reports were made available to Chesf in December 2015.

The opinion of Chesf's technical assistants, who challenged the expert reports, was presented in both lawsuits in May 2016. In turn, Chesf's final allegations were filed in September 2016, with the processes, in December 2018, concluded for judgment and having provided for the migration of the process to the PJe system on January 24, 2019. On May 21, 2019, after the digitization, a court ruled that the deed should be concluded again for sentence.

Chesf classified the risk of loss as possible, in the estimated amount of R$ 559,699 (R$ 715,673 as of December 31, 2019).

•	Nullity of the union agreement

Public civil action proposed by the Federal Public Prosecutor's Office - MPF where, in summary, it pursues the obtaining of a judicial decree that declares the non-existence of the Amendment to the 1986 Agreement, signed in 1991, between Chesf and the representatives of the Union of Workers Pole Rural Submedia São Francisco. The amount attributed to the claim was R$ 1,000,000. A sentence was handed down declaring the 1991 agreement between Chesf and Polo Union to be null and void, which changed the way of calculating the Temporary Maintenance Allowance (VMT) to the equivalent of 2.5 minimum wages; as well as to determine the payment of the differences found, since 1991, between the amount actually paid and the value of 2.5 minimum wages, monetarily corrected and plus moratory interest for each family that received or still receives the VMT, for the respective period that have received and that belong to the territorial jurisdiction of this judicial subsection, except for the cases of resettlers who have concluded the terms of extrajudicial agreements and the public deed of donation with the defendant, renouncing the benefits of VMT, as well as removed the right of interested parties to the perception of installments affected by the five-year statute of limitations, as from the filing of the lawsuit. Appeals were filed against the sentence by Chesf and the MPF, these appeals are awaiting judgment, and were distributed by dependency in November 2016 to the Federal Appeals Judge.

In December 2016, it was concluded pending reporting and voting. On February 21, 2020, the process was migrated to the PJe system. This position remains unchanged until December 31, 2020, based on the assessment of its legal representatives, Chesf classified the risk of loss as possible, in the estimated amount of R$ 1,000,000 (R$ 1,000,000 on December 31, 2010). December 2019).

•	Collection of alleged losses to final consumers

This is a public civil action handled by ANEEL with the aim of charging Chesf for alleged losses that final consumers of electricity would have had caused by the delays in the works related to the so-called Shared Generation Facilities - ICGs. This loss would amount to R$ 1,471 million. Chesf received the summons and filed a challenge to the case in December 2015. A reply was submitted by ANEEL, the judge rejected the production of evidence required by Chesf. The MM. Court determined the subpoena of the MPF for manifestation which was carried out. Chesf petitioned for suspension of the process, due to the strategy of taking the case to the Federal Public Administration's Attorney General's Office - CCAF / AGU. In December 2017, the suspension request was granted for a period of 6 months. An application was filed with the CCAF / AGU in March 2018. There was a conciliation hearing, in which the parties showed no interest in reconciling. The process had been concluded for sentence since December 2018. In September 2019, a sentence was rendered in which the claim was partially upheld to convict Chesf to reimburse the amounts paid by the CCEE. The sentencing court ruled that the Union was to blame for the delay, so that Chesf's liability would be limited to the percentage of its fault for the delays, which would be assessed by an expert in the sentence settlement phase. In November 2019, an appeal was filed by ANEEL. In the same month, the migration of the process to the PJe was determined, having the time limit for Chesf's appeal not yet started, due to lack of publication of sentence.

On March 26, 2020, the parties were summoned to express their opinion on the compliance of digital records with physical records and fulfillment of any act already policyd in the physical records. On May 8, 2020, Chesf filed a motion for clarification. On December 31, 2020, ANEEL objected to the motion for clarification filed by Chesf.

Based on the assessment of its legal counsel, Chesf classified the risk of loss as possible, in the estimated amount of R$ 1,470,885 (R$ 1,470,885 as of December 31, 2019).

•	Ordinary action for material damages

This is an ordinary action proposed by Energia Potiguar Geradora Eólica SA, Torres de Pedra Geradora Eólica SA, Ponta do Vento Leste Geradora Eólica SA, Torres de São Miguel Geradora Eólica SA, Morro dos Ventos Geradora Eólica SA, Canto da Ilha Geradora Eólica SA , Campina Potiguar Geradora Eólica SA, Esquina dos Ventos Geradora Eólica SA, Ilha dos Ventos Geradora Eólica SA, Pontal do Nordeste Geradora Eólica SA, and Ventos Potiguares Comercializadora de Energia SA aiming to indemnify in material damages (emergent damages and loss of profits), in the amount of R$ 243,067, which would be due to the alleged delay in the commercial operation of LT Extremoz II - João Câmara II and SE João Câmara II. Contestation and production of expert evidence was granted on March 10, 2016, a report presented by the court's expert resulted unfavorable to Chesf, with a consequent request for clarification.

On January 29, 2018, a condemnatory sentence was issued against Chesf in the amount of R$ 432,313, of which Chesf filed a motion for clarification, which was dismissed on February 28, 2018, and an appeal was filed by Chesf on March 26, 2018.

Judgment started on March 13, 2019, but was suspended due to a request made by one of the Judges part of the 5th Panel of the Court of Justice of the Federal District and Territories - TJDFT. Judgment resumed on August 28, 2019, in which Chesf's appeal was granted by 4 votes to 1 and the judgment was published on October 10, 2019. Interposition of embargoes of declaration was presented by both parties, all of which were rejected.

New embargoes of declaration were filed by the plaintiff on January 29, 2020, still pending judgment. On February 18, 2020, it was determined the digitalization of the records in order to include them in the PJe system. On October 18, 2020, the judgment of the embargoes of declaration was published for October 28, 2020. This position remains unchanged on December 31, 2020.

Based on the assessment of its legal advisors, Chesf classified the risk of loss as possible, in the estimated amount of R$ 512,152 (R$ 462,536 as of December 31, 2019).

Furnas

•	Void Order No. 288/02 - AES Sul Distribuidora Gaúcha de Energia SA

This is a declaration of nullity of Order No. 288/02, by the director of ANEEL, in the amount of R$ 263,926, which revoked items 2.10.6, 2.11.1 (b), 2.11.2 and 8.3.2 of the Wholesale Energy Market - MAE rules, approved by ANEEL Resolution 290/2000. Redoing of accounting and settlement of AES Sul's operations, without applying the rules of Order No. 288/02.

•	Compensation process

This is a compensation proceeding carried out by ABB Ltda., in the amount of R$ 385,500 (R$ 332,404 on December 31, 2019), related to the contract for supplying converter stations to the Itaipu transmission system.

•	Loss share rule credits between agents

Furnas is the plaintiff in a lawsuit in which it asks for the payment of its credits, even if proportionally; for generating financial settlements under the scope of the MCP. This refers to the application of article 47 of the CCEE Trading Convention (loss sharing rule among agents), in the amount of R$ 240,911 (R$ 212,524 on December 31, 2019). This is because, the CCEE would be failing to prioritize certain creditors (protected by judicial decisions), at the expense of the payment of its credits.

•	Charges arising from a writ of mandamus

This is a writ of mandamus filed against the act of ANEEL's General Director who determined the payment of charges arising from the signing of the Transmission System Use Contract - CUST, Transmission System Connection Contract - CCT and Availability Costs - CUD, within the scope of administrative process No. 48.500.001016 / 05-95 of that regulatory agency, referring to TPP Cuiabá. The contingency is based on pecuniary effects in the event that the security is not granted and Furnas is required to sign such regulated contracts. The amount of the contingency is R$ 230,018 (R$ 220,688 as of December 31, 2019).

Eletronuclear

•	Nullity of licenses granted - Complementary Dry Storage Unit (UAS)

Public Civil Action filed by the Federal Public Ministry against Eletronuclear, CNEN and IBAMA, in the amount of R$ 240,009, aiming at the declaration of nullity of the licenses granted to the 1st defendant for the development of the Complementary Storage Unit - Dry UAS of Central Nuclear Admiral Álvaro Alberto - CNAAA.

32.2.2 - Taxes

As of December 31, 2020, the company and its subsidiaries have tax lawsuits with probability of possible loss in the amount of R$ 8,818,294 (R$ 12,131,337 as of December 31, 2019).

Eletronorte

•	Control Fee, Monitoring and Inspection of Exploration and Use of Water Resources (TFRH)

In December 2014, the state of Pará enacted a law establishing the TFRH. The triggering event of TFRH is the regular exercise of the Police Power conferred to the state on the activity of exploitation and use of water resources in the Pará territory. In view of the non-payment of the abovementioned fee, Eletronorte was fined in 2015 through two tax assessment notices in the amounts of R$ 206,316 and R$ 113,213, totaling R$ 319,529. Subsequently, the tax assessment notices were broken down into a Tax Writ of Mandamus, filed by Eletronorte and Tax Enforcement filed by the State of Pará, whose values were updated until June 2018 and corresponded to R$ 424,484. As of December 31, 2020, the updated amount of the claims is R$ 424,554 (R$ 424,430 as of December 31, 2019).

CGT Eletrosul

•	Taxing aspects of the law 12.783 / 2013

Tax action in the amount of R$ 575,998 (R$ 574,213 on December 31, 2019), referring to collection of income tax and social contributions on the indemnity received due to the renewal of the concessions, according to provisional measure 579/2012, converted into law 12,783 / 2013. In July 2020 there was a judgment of the appeal filed by the company in view of the sentence of the declaratory action. The company's appeal was unanimously dismissed under the understanding that:

(i)Tax impact would not depend on the denomination of income. Although this is an indemnity increase, there could be an incidence on taxes;

(ii)The company and the union signed a mere contractual renegotiation to extend the concession. The reversal could not have occurred, as this would presuppose the extinction of the concession; and

(iii)The reversal would essentially be an institute, distinct from expropriation, as there would be no compulsory transfer of assets to the Public Power.

Despite the unfavorable judgment, the Treasury cannot initiate collection, in view of the current decision issued in the Writ of Mandate No. 50163442320184047200, suspending the demand for the tax credit until the final decision of the declaratory action. Judgment on the motion for clarification is awaited.

Furnas

•	Administrative process

This is a lawsuit, in the amount of R$ 1,903,685 (R$ 1,858,049 on December 31, 2019), which aims to discuss the collection resulting from the Notice of Infraction drawn up due to alleged irregularities in the calculation of the Corporate Income Taxe and Social Contribution, in which the reversal of the actuarial liabilities of Fundação Real Grandeza - FRG was excluded from real profit, an administrative discussion held in administrative process No. 16682.720517 / 2011-98. As it is an actuarial surplus, the amount was excluded from the calculation base and was included in taxation as it is realized. There was also an undue exclusion of negative balances for 2007, 2008 and 2009 without submission of the Electronic Request for Restitution, Reimbursement or Refund and Declaration of Compensation - PER / DCOMP.  After the unfavorable administrative decision, Furnas filed a lawsuit to have its right recognized in court, and as of December 31, 2020, no sentence had been issued in the process. The Federal Union filed a Tax Enforcement order to collect the debt, but the judge suspended its progress until the matter is definitively analyzed in the Annulment Action proposed by Furnas.

•	PIS / COFINS

Infraction notice, in the amount of R$ 1,282,226 (R$ 1,438,031 on December 31, 2019), drawn up due to alleged insufficiency of payments or declaration to PIS / COFINS. Compensation made without presentation of the proper document PER / DCOMP; the Administrative Council for Tax Appeals - CARF dismissed Furnas' Voluntary Appeal, which brought a Special Divergence Appeal that was partially admitted. Only the matter related to the exclusion of the RGR remains under analysis in CARF's original process. Other matters were definitively judged at the administrative level. Furnas presented a guarantee to enable the issuance of a Certificate and take the discussion to the judicial sphere.

•	Corporate Income Taxe and Social Contribution - Tax credit

Tax Foreclosure filed by the Federal Government, in the amount of R$ 818,334 (R$ 863,086 on December 31, 2019), for collection of tax credit constituted due to differences in Corporate Income Taxe and Social Contribution determined as a result of the accounting offsetting procedure carried out by the subsidiary Furnas without presentation of a proper instrument. A sentence was handed down in the Embargoes to Tax Foreclosure partially judging the same, to exclude the incidence of the isolated fine that had been applied simultaneosly to the ex officio fine. In the same sentence, the collection was maintained with regard to the compensations made without PER/DCOMP. Furnas filed an appeal against the sentence, which is pending judgment. It is important to inform that the fine had been applied in an abusive way and the sentence excluded it. The fine represents approximately 83% of the charge.

•	Tax assessment notice - tax loss

Infringement Notice in the amount of R$ 815,434 (R$ 673,225 on December 31, 2019), generated due to the use of expenses in 2000 as a tax loss recorded in 2010 and, therefore, offset in calendar years of 2009, 2010 and 2011. Expenses deducted in calendar year 2010 were disallowed by the tax authority. The Voluntary Appeal filed by Furnas was deemed partially valid to reduce the isolated fine imposed. Against the decision, the National Treasury filed a Special Divergence Appeal pending judgment. The process was separated for judicial collection of the portion related to unpaid taxes because the company made compensations without the use of PER / DCOMP, for having had a final administrative decision on this point, so that this amount was excluded from the present lawsuit, which is being analyzed by CARF for other matters.

•	Corporate Income Taxe and Social Contribution - Administrative proceeding

Administrative Proceeding in the amount of R$ 507,989 (R$ 528,363 as of December 31, 2019), concerning the ex-officio posting of Corporate Income Taxe and Social Contribution values, from the period between 01/2012 and 12/2012, plus fines of estimate and craft. This entry was due to the disallowance, by the Federal Revenue Service, of the exclusion of R$ 908,298 carried out by Furnas from the abovementioned tax calculation base for the amount received by Furnas related to the extension of the Concession Agreement for the transmission of electricity n° 062/2001 - ANEEL, of 12/04/2012. At that time, Furnas understood that this amount had an indemnity character and, for this reason, would be exempt from taxation. The lawsuit is in the final administrative stage, having had an unfavorable judgment by CARF. It is under analysis as to whether or not take the discussion to the judicial sphere because it is an indemnity amount, as there is no precedent of Superior Courts in this matter.

•	ICMS - TPP Santa Cruz

Furnas filed an annulment action, in the amount of R$ 447,662, to discuss the collection of ICMS on gas purchased by TPP Santa Cruz for power generation. In his defense, Furnas discusses the nature of the tax benefit (conditioned), to the extent that the deferral of ICMS on gas acquisitions occurred in exchange for the creation and / or expansion of plants / TPPs in order to increase the generation of thermoelectric energy to face the energy crisis of the time. Furthermore, it argues that the State is unable to link the payment of the tax to an immune operation. The State of Rio de Janeiro filed a challenge alleging that the deferral is an extension on the time of payment of the tax and there has not yet been a judgment.

•	Anticipation of debt guarantee

This is an action for anticipating the guarantee of debts contained in PTA No. 16682.720394 / 2020-86, in the amount of R$ 203,663, which included the debts transferred from PTA No. 16682.721073 / 2014-51 in relation to the use of expenses that occurred in 2000 as tax loss recorded in 2009 and offset in the calendar year 2009, as well as the amounts not paid due to compensation without PER / DCOMP in the period. In PTA nº 16682.721073 / 2014-51, the discussion regarding the isolated fine remains due to the alleged insufficiency in the collection of estimates.

Chesf

•	Indemnification related to the Xingó Plant - ICMS

Lawsuit filed by the Municipality of Canindé do São Francisco, requesting the DVA due in view of the amount received from the Federal Union by Chesf, pertinent to the indemnification of the Xingó Plant. The Municipality of Canindé do São Francisco requests that the State of Sergipe proceeds with the inclusion in the Value Added of the base year of 2013 in the amount of R$ 2,925,318. On August 28, 2020, a sentence was passed, correcting the amount of the case to R$ 52,970, dismissing the request of the Municipality of Canindé do São Francisco as unfounded. Chesf classified the risk of loss as “possible” in the estimated amount of R$ 52,970 (R$ 2,925,318 as of December 31, 2019).

32.2.3 - Labor

As of December 31, 2020, the company and its subsidiaries have labor lawsuits of R$ 4,500,051 (R$ 5,900,822 as of December 31, 2019), there is likelihood of loss , however no provision was made.

Eletronuclear

•	Union of Engineers of the State of RJ - SENGE

The main dispute, whose value on December 31, 2020 was R$ 574,020 (R$ 527,931 on December 31, 2019), lies in the interpretation of res judicata that limited the payment of the Price Reference Unit - URP index only for February 1989. However, in the liquidation phase, the other party claimed that the index of 26.05% should be applied month by month until it is incorporated into the remuneration of those replaced or until their resignation. There is a possibility of having a judicial decision ratifying the historical value of R$ 359,671, calculated by the judicial expert in 2014. It should be noted that the Office of the General Counsel for the Federal Government (AGU) has joined the proceedings.

AGU has a legal thesis that is in line with the defense of the controlled company Eletronuclear, when it explains that:

a)The decision in the liquidation / execution phase, which establishes the right to incorporate URP / 1989 in the remuneration of the replaced, offends the decision that has already been res judicata;

b)The amount required based on the final and unappealable decision, i.e., the payment of the URP for the month of February, 1989, has already been paid, due to the existence of a Collective Agreement signed in 1989 between the parties to this lawsuit, which specifically addresses the payment of the URP/1989. At the moment there is a report issued by the court's expert. In November 2017, a court decision was published for the parties to comment on the expert report that answered the questions presented by Eletronuclear. In this report, the Judge's Expert, by sampling, pointed out that the amounts indicated in the collective bargaining agreement specify the February 1989 URP were paid.

In March 2018, it was published, addressed to the plaintiff, to offer a statement regarding the petition presented by the defendant.

On January 29, 2019, a decision was published for Eletronuclear to pay the debt or offer a defense, which inaugurated the execution phase of the process. In any case, in the decision Eletronuclear was exempted from offering assets for attachment in order to file a defense. Eletronuclear has filed a motion for clarification, with no published decision. A decision was published in July 2019 for Eletronuclear to pay the Court's expert's fee, which has already been done.

Accounting policy

Provisions are recognized for present obligations arising from past events, settlement of which is probable and the amounts can be reliably estimated. The amount recognized as a provision is the best estimate of the consideration required to settle the obligation at the end of each reporting period, considering the risks and uncertainties related to the obligation. Where the provision is measured based on the cash flows estimated to settle the obligation, its carrying amount corresponds to the present value of these cash flows (where the effect of the time value of money is relevant).

The provisions for judicial contingencies are recognized for present obligations (legal or non-formalized) resulting from past events, where the amounts can be reliably estimated and settlement is probable. In this case, such contingency would cause a probable outflow of resources for the settlement of the obligations and the amounts involved would be measurable with sufficient certainty, taking into account the opinion of the legal advisors, the nature of the lawsuits, similarity with previous cases, complexity and the position of courts (case law).

No liability for an estimated loss is accrued in the consolidated financial statements for unfavorable outcomes when, after assessing information available, (i) management concludes that is not probable that a loss has been incurred in any of the pending litigation; or (ii) management is unable to estimate the loss or range of loss for any of the pending matters.

No liability for an estimated loss is accrued in the consolidated financial statements for unfavorable outcomes when, after assessing information available, (i) management concludes that is not probable that a loss has been incurred in any of the pending litigation; or (ii) management is unable to estimate the loss or range of loss for any of the pending matters.